EXHIBIT 32.2
                        COLLECTIBLE CONCEPTS GROUP, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Collectible Concepts Group, Inc. (the Company) on Form 10-KSB for the period ended February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Paul Lipschutz, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         A signed original of this written statement required by Section 906 has been provided to Collectible Concepts Group, Inc. and will be retained by Collectible Concepts Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  July 18, 2006

/s/ Paul Lipschutz
---------------------------
Paul Lipschutz
Principal Financial Officer